VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)

PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account A

Supplement dated June 26, 2018

to the Prospectuses dated May 1, 2018

This Supplement describes an important change that is being made to one of the investment divisions available under your Policy. Please read this Supplement carefully and retain it with your prospectus for future reference.

With respect to the Invesco V.I. Global Health Care, this supplement will alter the prospectus for the individual flexible premium variable universal life policies listed above in the following manner:

On page two of the prospectus, under the heading Separate Account Investment Portfolios, the following name change was effective April 30, 2018.

Invesco V.I. Global Health Care has changed its name to Invesco V.I. Health Care Fund

Under the heading Investment Policies of the Portfolios the following name change was effective April 30, 2018.

Invesco V.I. Global Health Care has changed its name to Invesco V.I. Health Care Fund

A corresponding update is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-800-272-1642, or write the Customer Service Center at, Midland National® Life Insurance Company, One Sammons Plaza, Sioux Falls, SD 57193.

Please retain this supplement for future reference.